UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2006

BIG 5 SPORTING GOODS CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49850 (Commission File Number)	95-4388794 (IRS Employer Identification No.)

2525 East El Segundo Boulevard, El Segundo, California (Address of principal executive offices)		90245 (Zip Code)
Registrant’s telephone number, including area code: (310) 536-0611
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 7, 2006, John Danhakl resigned from our Board of Directors. Mr. Danhakl also served on the Audit Committee of the Board of Directors.
     On March 7, 2006, our Board of Directors appointed David Jessick to the Board of Directors to fill the vacancy resulting from the resignation of Mr. Danhakl. Mr. Jessick has also been appointed to serve on the Audit Committee of our Board of Directors. The Board has determined that Mr. Jessick satisfies the requirements for independence set forth in Marketplace Rule 4200(a)(15) of the Nasdaq National Market’s listing standards and that he meets the additional audit committee independence requirements set forth in Marketplace Rule 4350(d)(2) of the Nasdaq National Market’s listing standards.
     Mr. Jessick served as consultant to the chief executive and senior financial staff at Rite Aid Corporation from June 2002 to February 2005. Mr. Jessick served as Rite Aid’s Senior Executive Vice President and Chief Administrative Officer from 1999 to 2002. Prior to joining Rite Aid, from 1997 to 1999, Mr. Jessick was the Chief Financial Officer for Fred Meyer, Inc., where he also served as Executive Vice President, Finance and Investor Relations. From 1979 to 1996, he held various financial positions, including Senior Executive Vice President and Chief Financial Officer, with Thrifty Payless, Inc. and Payless Drugstores Northwest, Inc. Mr. Jessick began his career as a certified public accountant with Peat, Marwick, Mitchell & Co. Mr. Jessick is also a director of Pathmark Stores Inc., Dollar Financial Corp., Source Interlink Companies Inc., World Kitchen, Inc., and Pinnacle Foods Corp.
     There are no arrangements or understandings between Mr. Jessick and any other person(s) pursuant to which he was selected as a director. In addition, since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Jessick, or members of his immediate family, had or will have a direct or indirect material interest.
     The Company issued a press release regarding the appointment of Mr. Jessick on March 8, 2006. A copy of the press release is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release, dated March 8, 2006, issued by Big 5 Sporting Goods Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION (Registrant)
Date: March 10, 2006	/s/ Steven G. Miller
Steven G. Miller
President and Chief Executive Officer